UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2020

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4045 Sheridan Avenue, Suite 239, Miami, FL        33140

(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (888) 963-7881

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Registrant”, “the Company,” “Organicell,” “we,” “us” and “our” refer to Organicell Regenerative Medicine, Inc.

Item 3.02 Unregistered Sales of Equity Securities.

On December 21, 2020, the Board of Directors (“Board”) of Organicell Regenerative Medicine Inc., a Nevada corporation (the “Company”), approved the grant of unregistered common stock of the Company to the following executive management of the Company and non-executive members of the Board, in recognition of services provided to the Company during the calendar year ended December 31, 2020:

Executive Management:

Albert Mitrani	15,000,000
Dr. Maria I. Mitrani	15,000,000
Ian Bothwell	15,000,000

Non-Executive Board Members:

Dr. Allen Meglin	1,000,000
Michael Carbonara	1,000,000

The Company issued the foregoing securities under the exemption from the registration requirements of the Securities Act of 1933, as amended (the “ Securities Act ”), available under Section 4(a)(2) and Regulation D due to the fact that they were isolated transactions and did not involve a public offering of securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.	On December 21, 2020, pursuant to the respective employment agreements with each of the Company’s executive officers, the Board granted each of Mr. Albert Mitrani, Dr. Maria Mitrani and Mr. Ian Bothwell a cash bonus of $50,000 for the calendar year ended December 31, 2020.

2.	On December 21, 2020, the Board granted bonus in the form of common stock of the Company to executive management of the Company consisting of Mr. Albert Mitrani, Dr. Maria Mitrani and Mr. Ian Bothwell and non-executive Board members consisting of Dr. Allen Meglin and Michael Carbonara. See Item 3.02 above for a full description of the aforementioned issuances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2020	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer